                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549

                 --------------------------------------------------------------------------------

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the

                                    Securities Exchange Act of 1934, as amended

                                 Date of Earliest Event Reported: December 5, 2002
                                         (date of earliest event reported)

                                     RESIDENTIAL ASSET SECURITIES CORPORATION
                                (Exact name of Registrant as Specified in Charter)

               Delaware                                333-76376                             51-0362653
            (State or Other                           (Commission                         (I.R.S. Employer
    Jurisdiction of Incorporation)                   File Number)                      Identification Number)

                                          8400 Normandale Lake Boulevard
                                                     Suite 250
                                              Minneapolis, Minnesota
                                     (Address of Principal Executive Offices)
                                                    (Zip Code)

                        Registrant's telephone number, including area code: (952) 832-7000

                                                  Not Applicable
                           (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5.  Other Events

Filing of Computational Materials

In connection with the proposed offering of the Residential Asset Securities Corporation Home Equity Mortgage
Asset-Backed Pass-Through Certificates, Series 2002-KS8 (the "Certificates"), (i) Deutsche Bank Securities Inc.,
as underwriter ("DBSI"), has prepared the materials attached hereto as Exhibit 99.1 (the "DBSI Computational
Materials") for distribution to potential investors, (ii) Residential Funding Securities Corporation, as
underwriter ("RFSC"), has prepared the materials attached hereto as Exhibit 99.2 (the "RFSC Computational
Materials") for distribution to potential investors, and (iii) Banc of America Securities LLC, as underwriter
("BofA," and together with DBSI and RFSC, the "Underwriters"), has prepared the materials attached hereto as
Exhibits 99.3, 99.4 and 99.5 (the "BofA Computational Materials") for distribution to potential investors.
Although Residential Asset Securities Corporation (the "Company") provided the Underwriters with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K "Computational Materials" shall mean the DBSI Computational Materials, the RFSC
Computational Materials and the BofA Computational Materials, each of which include computer generated tables and/or charts displaying, with respect to the Certificates, any of the following:  yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.  The Computational Materials listed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 hereto are filed herewith.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials.
         99.2     Computational Materials.
         99.3     Computational Materials.
         99.4     Computational Materials.
         99.5     Computational Materials.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              RESIDENTIAL ASSET SECURITIES CORPORATION

By:       /s/Benita Bjorgo
                                                                ------------------------------------
                                                              Name:    Benita Bjorgo
                                                              Title:   Vice President

Date:    December 5, 2002

EXHIBIT INDEX

Exhibit No.       Description of Exhibit

99.1              Computational Materials.
99.2              Computational Materials.
99.3              Computational Materials.
99.4              Computational Materials.
99.5              Computational Materials.